UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22003

Nuveen Core Equity Alpha Fund

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices)  (Zip code)

Gifford R. Zimmerman

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code:   (312) 917-7700

Date of fiscal year end:   December 31

Date of reporting period:   June 30, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

Nuveen
Closed-End Funds

Semi-Annual Report June 30, 2017

JCE
Nuveen Core Equity Alpha Fund

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Table

of Contents

NUVEEN	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

Some of the key assumptions driving the markets higher at the beginning of 2017 have recently come into question. Following the collapse of the health care reform bill in the Senate, progress on the rest of the White House’s pro-growth fiscal agenda, including tax reform and large infrastructure projects, is expected to be delayed. Economic growth projections, in turn, have been lowered, and with inflation recently waning, the markets are expecting fewer rate hikes from the Federal Reserve (Fed) than the Fed itself had predicted. Yet, asset prices continued to rise.

Investors have largely looked beyond policy disappointments and focused instead on the healthy profits reported by U.S. companies during the first two quarters of 2017. U.S. growth has remained slow and steady, European growth has surprised to the upside and concern that China would decelerate too rapidly has eased, further contributing to an optimistic tone in the markets. Additionally, political risk in Europe has moderated, with the election of mainstream candidates in the Dutch and French elections earlier this year.

The remainder of the year could bring challenges to this benign macro environment. The debt ceiling looms, with a vote needed from Congress to raise or suspend the nation’s borrowing limit before the Treasury is unable to pay its bills in full or on time (likely in early October). The mechanics of the U.K.’s separation from the European Union remain to be seen, as “Brexit” negotiations develop. A tightening of financial conditions in China or a more aggressive-than-expected policy action from the Fed, European Central Bank or Bank of Japan could also turn into headwinds.

Market volatility readings have been remarkably low lately, but conditions can change quickly. As market conditions evolve, Nuveen remains committed to rigorously assessing opportunities and risks. If you’re concerned about how resilient your investment portfolio might be, we encourage you to talk to your financial advisor. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

August 23, 2017

4	NUVEEN

Portfolio Managers’

Comments

Nuveen Core Equity Alpha Fund (JCE)

The equity portion of the Fund is managed by INTECH Investment Management LLC (INTECH), an independently managed subsidiary of Janus Henderson Group plc. The portfolio management team is led by Dr. Adrian Banner, CEO/CIO, Joseph W. Runnels, CFA, Vassilios Papathanakos, PhD, and Phillip Whitman, PhD.

The Fund also employs a call option strategy managed by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen, LLC. Keith B. Hembre, CFA, and David A. Friar oversee this program.

Here the INTECH team members, along with the NAM team, discuss their management strategies and the performance of the Fund for the six-month reporting period ended June 30, 2017.

What key strategies were used to manage the Fund during this six-month reporting period ended June 30, 2017?

The investment objective of the Fund is to provide an attractive level of total return, primarily through long-term capital appreciation and secondarily through income and gains. The Fund invests in a portfolio of common stocks selected from the stocks comprising the S&P 500® Index, using a proprietary mathematical process designed by INTECH and also employs risk reduction techniques. Typically, the Fund’s equity portfolio will hold 150—450 stocks included in the S&P 500® Index.

The Fund also employs an option strategy that seeks to enhance the Fund’s risk-adjusted performance over time by means of attempting to reduce volatility of the Fund’s returns relative to the returns of the S&P 500® Index. The Fund expects to write (sell) call options on a custom basket of equities with a notional value of up to 50% of the value of the equity portfolio. The goal of the Fund’s equity portfolio is to produce long-term returns in excess of the S&P 500® Index with an equal or lesser amount of risk.

The continued market uncertainty during this reporting period reconfirmed the importance of disciplined risk management like INTECH’s investment process. The firm’s core risk controls are focused on minimizing the volatility of excess returns relative to the S&P 500® Index, so that any excess return is as consistent as possible and any relative underperformance is limited in magnitude and duration. INTECH believes this helps minimize tracking error in relation to the S&P 500® Index during periods of short-term market instability. INTECH seeks to generate excess returns by harnessing the natural volatility of stock prices to build a potentially more efficient portfolio than the S&P 500® Index.

INTECH’s investment process focuses solely on relative volatility and correlation. Specifically, the process searches for stocks with high relative volatility and low correlation, attempting to increase the potential for trading profits at the time of rebalancing. The actual positioning of the portfolio from a sector and stock specific standpoint is a residual of the

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy or sell securities, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Refer to the Glossary of Terms Used in this report for further definition of the terms used within this section.

NUVEEN	5

Portfolio Managers’ Comments (continued)

process, and the rationale for over and underweight positions is a function of the stocks’ relative volatility and correlation characteristics in aggregate.

Because INTECH’s process does not forecast the direction of stock prices, we anticipate equity holdings that are overweight or underweight relative to the index that may potentially beat the benchmark in approximately equal proportions over time.

How did the Fund perform during this six-month reporting period ended June 30, 2017?

The table in the Performance Overview and Holding Summaries section of this report provides total returns for the six-month, one-year, five-year and ten-year periods ended June 30, 2017 The Fund’s total returns at net asset value (NAV) are compared with the performance of a corresponding market index. For the six-month reporting period ended June 30, 2017 the Fund outperformed the S&P 500® Index and its Blended Index.

Since INTECH uses a purely portfolio-theoretic methodology, they do not specifically select stocks or overweight sectors in response to market conditions or expectations. Instead, they modify the Fund’s equity holdings in an attempt to construct a portfolio that is slightly more efficient than the S&P 500® Index, by using an optimization program that analyzes a stock’s relative volatility and its return correlation with other equities. Effectively, the investment process tends to favor stocks with higher relative volatility and lower correlation as they offer more potential to capture volatility through regular rebalancing. INTECH’s investment process doesn’t select stocks based on their potential for future performance, but combines securities based on how their stock prices move relative to the index in order to increase the potential for trading profits at time of rebalancing.

The equity portion of the Fund generated a return of 11.17% for the reporting period, outperforming the S&P 500® Index by 1.83%. The U.S. equity market was up strongly during the reporting period led by the information technology and health care sectors. A strong decline in oil prices negatively impacted energy stocks and the energy and telecommunications services were the only two sectors posting negative returns during the reporting period.

While an average overweight to the energy sector detracted from performance, the Fund benefited from positive selection effect driven by overweight positions to strong performing mid-cap technology and health care names.

The Fund also benefitted from a positive trading contribution during the reporting period. The trading profit contribution measures the contribution to excess return coming from the trading activity of the portfolio. INTECH expects most of the excess return over the long term to be explained by the rebalancing premium captured over time as estimated by the trading profit contribution.

Because INTECH does not conduct traditional economic or fundamental analysis, INTECH has no fundamental view on individual stocks, sectors, economic, or market conditions. While sector and stock specific active positioning can influence the relative performance of INTECH strategies over the short-term (in a positive or negative way), we expect that the rebalancing premium, or trading profit, that INTECH’s process is targeting, will explain most of a portfolio’s relative return over the long term.

As mentioned previously, the Fund also wrote call options with average expirations between 30 and 90 days. This was done in an effort to enhance returns, although it meant the Fund did relinquish some of the upside potential of its equity portfolio. During the reporting period, when we expected equity markets to increase we reduced the overwrite percentage to approximately 20%. At other times, we increased the overwrite percentage to approximately 50% when we anticipated the equity markets to be flat or decline.

During the reporting period, stock market volatility remained near historic lows. As a result, the Fund maintained a lower overwrite percentage during most of the reporting period. When the markets appreciated, the Fund was positioned to capture most of the upside potential. The Fund’s call options on the Russell 2000® Index also contributed to performance. Overall the strategy positively contributed to the Fund’s performance. The Fund also continued to purchase equity index futures contracts to gain equity market exposure when the portfolio held cash. During the reporting period, this had a positive impact on performance.

6	NUVEEN

Share

Information

DISTRIBUTION INFORMATION

The following information regarding the Fund’s distributions is current as of May 31, 2017, the date of the distribution data included within the Fund’s most recent distribution notice at the time this report was prepared. The Fund’s distribution levels may vary over time based on the Fund’s investment activities and portfolio investment value changes.

The Fund has adopted a managed distribution program. The goal of the Fund’s managed distribution program is to provide shareholders relatively consistent and predictable cash flow by systematically converting its expected long-term return potential into regular distributions. As a result, regular distributions throughout the year will likely include a portion of expected long-term and/or short-term gains (both realized and unrealized), along with net investment income.

Important points to understand about Nuveen fund managed distributions are:

•	The Fund seeks to establish a relatively stable common share distribution rate that roughly corresponds to the projected total return from its investment strategy over an extended period of time. However, you should not draw any conclusions about the Fund’s past or future investment performance from its current distribution rate.

•	Actual common share returns will differ from projected long-term returns (and therefore the Fund’s distribution rate), at least over shorter time periods. Over a specific timeframe, the difference between actual returns and total distributions will be reflected in an increasing (returns exceed distributions) or a decreasing (distributions exceed returns) Fund net asset value.

•	Each period’s distributions are expected to be paid from some or all of the following sources:

•	net investment income consisting of regular interest and dividends,

•	net realized gains from portfolio investments, and

•	unrealized gains, or, in certain cases, a return of principal (non-taxable distributions).

•	A non-taxable distribution is a payment of a portion of the Fund’s capital. When the Fund’s returns exceed distributions, it may represent portfolio gains generated, but not realized as a taxable capital gain. In periods when the Fund’s returns fall short of distributions, it will represent a portion of your original principal unless the shortfall is offset during other time periods over the life of your investment (previous or subsequent) when the Fund’s total return exceeds distributions.

•	Because distribution source estimates are updated throughout the current fiscal year based on the Fund’s performance, these estimates may differ from both the tax information reported to you in the Fund’s 1099 statement, as well as the ultimate economic sources of distributions over the life of your investment.

The following table provides information regarding the Fund’s distributions and total return performance over various time periods. This information is intended to help you better understand whether the Fund’s returns for the specified time periods were sufficient to meet its distributions.

NUVEEN	7

Share Information (continued)

Data as of May 31, 2017

	Per Share Distributions						Annualized Total Return on NAV
Inception Date	Quarterly	Monthly Equivalent	Monthly Net Investment Income[1]	YTD Net Realized Gain/Loss[2]	Inception Unrealized Gain/Loss[2]	Current Distribution Rate on NAV[3]	1-Year	5-Year	YTD	YTD Distribution Rate on NAV[4]
03/2007	$0.2775	$0.0925	$0.0100	$1.5860	$1.9847	7.12%	14.67%	13.53%	11.35%	3.56%

[1]	Net investment income is expressed as a monthly amount using a six-month average.
[2]	These are approximations. Actual amounts may be more or less than amounts listed above.
[3]	Current distribution, annualized, expressed over the most recent month-end NAV.
[4]	Sum of year-to-date distributions expressed over the most recent month-end NAV.

The following table provides estimates of the Fund’s distribution sources, reflecting year-to-date cumulative experience through the latest month-end. These estimates are for informational purposes only. The Fund attributes these estimates equally to each regular distribution throughout the year. Consequently, the estimated information shown below is for the current distribution, and also represents an updated estimate for all prior months in the year.

The amounts and sources of distributions reported in this notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and character of the distributions for tax reporting purposes will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year-end. More details about the Fund’s distributions and the basis for these estimates are available on www.nuveen.com/cef.

Data as of May 31, 2017

	Current Quarter			Calendar YTD
	Estimated Source of Distribution			Estimated Per Share Amounts
Per Share Distribution	Net Investment Income[1]	Realized Gains	Return of Capital[2]	Distributions[3]	Net Investment Income[1]	Realized Gains	Return of Capital[2]
$0.2775	9.1%	90.9%	0.0%	$0.5550	$0.0507	$0.5043	$ —

[1]	Net investment income is a projection through the end of the current quarter based on the most recent month-end data.
[2]	Return of capital may represent unrealized gains, return of shareholder’s principal, or both. In certain circumstances, all or a portion of the return of capital may be characterized as ordinary income under federal tax law. The actual tax characterization will be provided to shareholders on Form 1099-DIV shortly after calendar year-end.
[3]	Includes the most recent quarterly distribution declaration.

SHARE REPURCHASES

During August 2017 (subsequent to the close of the reporting period), the Fund’s Board of Trustees reauthorized an open-market share repurchase program, allowing the Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.

As of June 30, 2017, and since the inception of the Fund’s repurchase program, the Fund has cumulatively repurchased and retired its outstanding shares as shown in the accompanying table.

JCE
Shares cumulatively repurchased and retired	449,800
Shares authorized for repurchase	1,600,000

During the current reporting period, the Fund did not repurchase any of its outstanding shares.

OTHER SHARE INFORMATION

As of June 30, 2017, and during the current reporting period, the Fund’s share price was trading at a premium/(discount) to its NAV as shown in the accompanying table.

JCE
NAV	$15.33
Share price	$14.66
Premium/(Discount) to NAV	(4.37)%
6-month average premium/(discount) to NAV	(6.43)%

8	NUVEEN

Risk

Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.

Nuveen Core Equity Alpha Fund (JCE)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Common stock returns often have experienced significant volatility. The Fund may not participate in any appreciation of its equity portfolio as fully as it would if the Fund did not sell call options. In addition, the Fund will continue to bear the risk of declines in the value of the equity portfolio. Because index options are settled in cash, sellers of index call options, such as the Fund, cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. For these and other risks, including tax risk, please see the Fund’s web page at www.nuveen.com/JCE.

NUVEEN	9

JCE

Nuveen Core Equity Alpha Fund

Performance Overview and Holding Summaries as of June 30, 2017

Refer to Glossary of Terms Used in this Report for further definition of terms used within this section.

Average Annual Total Returns as of June 30, 2017

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
JCE at NAV	11.41%	12.43%	12.98%	8.00%
JCE at Share Price	16.48%	15.11%	14.43%	8.64%
Blended Index	8.28%	14.97%	11.17%	6.03%
S&P 500® Index	9.34%	17.90%	14.63%	7.18%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Share Price Performance — Weekly Closing Price

10	NUVEEN

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Fund Allocation

(% of net assets)

Common Stocks	97.4%
Repurchase Agreements	3.4%
U.S. Government and Agency Obligations	1.0%
Other Assets Less Liabilities	(1.8)%
Net Assets	100%

Portfolio Composition

(% of total investments)1

Semiconductors & Semiconductor Equipment	10.9%
Insurance	7.6%
Banks	6.8%
Electric Utilities	6.1%
Aerospace & Defense	5.2%
Media	4.8%
Capital Markets	4.4%
Multi-Utilities	4.0%
Food Products	3.1%
Equity Real Estate Investment Trusts	3.0%
Tobacco	2.7%
Chemicals	2.6%
Health Care Providers & Services	2.2%
Software	2.2%
Health Care Equipment & Supplies	2.2%
Airlines	2.1%
IT Services	2.1%
Hotels, Restaurants & Leisure	2.0%
Beverages	1.9%
Other	19.8%
Repurchase Agreements	3.3%
U.S. Government and Agency Obligations	1.0%
Total	100%

Top Five Issuers

(% of total investments)1

Applied Materials, Inc.	1.9%
NVIDIA Corporation	1.8%
Morgan Stanley	1.6%
Northrop Grumman Corporation	1.6%
Altria Group, Inc.	1.4%

1	Excluding investments in derivatives.

NUVEEN	11

Shareholder

Meeting Report

The annual meeting of shareholders was held in the offices of Nuveen on April 6, 2017 for JCE; at this meeting the shareholders were asked to vote to approve a New Sub-Advisory Agreement and to elect Board Members.

JCE
Common Shares
Approval of a New Sub-Advisory Agreement:
For	7,545,340
Against	223,744
Abstain	146,238
Broker Non-Votes	2,454,578
Total	10,369,900
Approval of the Board Members was reached as follows:
William Adams IV
For	8,696,920
Withhold	1,672,980
Total	10,369,900
David J. Kundert
For	8,690,099
Withhold	1,679,801
Total	10,369,900
John K. Nelson
For	8,691,973
Withhold	1,677,927
Total	10,369,900
Terence J. Toth
For	8,700,382
Withhold	1,669,518
Total	10,369,900

12	NUVEEN

JCE

Nuveen Core Equity Alpha Fund
Portfolio of Investments	June 30, 2017 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 97.4%

	COMMON STOCKS – 97.4%

	Aerospace & Defense – 5.2%

8,900	Boeing Company, (2)	$1,759,975
9,900	General Dynamics Corporation	1,961,190
1,700	L-3 Communications Holdings, Inc.	284,036
4,600	Lockheed Martin Corporation	1,277,006
15,100	Northrop Grumman Corporation	3,876,321
18,300	Raytheon Company	2,955,084
7,300	Rockwell Collins, Inc.	767,084
	Total Aerospace & Defense	12,880,696

	Air Freight & Logistics – 0.5%

21,600	Expeditors International of Washington, Inc.	1,219,968

	Airlines – 2.2%

14,100	Alaska Air Group, Inc.	1,265,616
12,200	Southwest Airlines Co.	758,108
43,700	United Continental Holdings Inc., (3)	3,288,425
	Total Airlines	5,312,149

	Banks – 6.9%

61,500	Bank of America Corporation	1,491,990
83,200	Citizens Financial Group Inc.	2,968,576
20,100	Comerica Incorporated, (2)	1,472,124
109,700	Fifth Third Bancorp., (2)	2,847,812
46,200	Huntington BancShares Inc.	624,624
127,100	KeyCorp., (2)	2,381,854
4,300	M&T Bank Corporation	696,385
15,600	PNC Financial Services Group, Inc.	1,947,972
140,300	Regions Financial Corporation, (2)	2,053,992
3,900	U.S. Bancorp	202,488
8,400	Zions Bancorporation	368,844
	Total Banks	17,056,661

	Beverages –1.9%

13,400	Constellation Brands, Inc., Class A	2,595,982
15,500	Dr. Pepper Snapple Group, (2)	1,412,205
6,100	PepsiCo, Inc.	704,489
	Total Beverages	4,712,676

	Biotechnology – 1.1%

21,600	Incyte Pharmaceuticals Inc., (3)	2,719,656

	Building Products – 0.2%

2,600	Allegion PLC	210,912
4,100	Fortune Brands Home & Security	267,484
	Total Building Products	478,396

	Capital Markets – 4.5%

1,800	CBOE Holdings Inc.	164,520
31,800	Charles Schwab Corporation	1,366,128
18,900	CME Group, Inc., (2)	2,367,036
32,600	E*Trade Group Inc., (3)	1,239,778
7,700	Goldman Sachs Group, Inc.	1,708,630
2,100	Moody’s Corporation	255,528
87,300	Morgan Stanley	3,890,088
	Total Capital Markets	10,991,708

NUVEEN	13

JCE	Nuveen Core Equity Alpha Fund
	Portfolio of Investments (continued)	June 30, 2017 (Unaudited)

Shares	Description (1)	Value

	Chemicals – 2.7%

15,600	Albemarle Corporation	$1,646,424
1,300	CF Industries Holdings, Inc.	36,348
23,900	Dow Chemical Company	1,507,373
14,900	E.I. Du Pont de Nemours and Company	1,202,579
5,100	FMC Corporation	372,555
11,200	Monsanto Company	1,325,632
1,400	Sherwin-Williams Company	491,344
	Total Chemicals	6,582,255

	Commercial Services & Supplies – 1.4%

25,900	Republic Services, Inc.	1,650,607
24,900	Waste Management, Inc.	1,826,415
	Total Commercial Services & Supplies	3,477,022

	Communications Equipment – 1.1%

5,900	F5 Networks, Inc., (3)	749,654
17,100	Harris Corporation	1,865,268
	Total Communications Equipment	2,614,922

	Construction & Engineering – 0.3%

22,900	Quanta Services Incorporated, (3)	753,868

	Diversified Financial Services – 0.4%

41,100	Leucadia National Corporation	1,075,176

	Electric Utilities – 6.2%

25,000	Alliant Energy Corporation	1,004,250
9,100	American Electric Power Company, Inc.	632,177
28,900	Edison International	2,259,691
10,000	Entergy Corporation	767,700
27,700	Eversource Energy	1,681,667
22,800	Exelon Corporation	822,396
6,400	NextEra Energy Inc.	896,832
25,700	PG&E Corporation	1,705,709
7,200	Pinnacle West Capital Corporation	613,152
51,300	PPL Corporation	1,983,258
42,000	Southern Company	2,010,960
18,100	Xcel Energy, Inc.	830,428
	Total Electric Utilities	15,208,220

	Electrical Equipment – 0.1%

800	Eaton PLC	62,264
600	Rockwell Automation, Inc.	97,176
	Total Electrical Equipment	159,440

	Electronic Equipment, Instruments & Components – 1.4%

46,300	Amphenol Corporation, Class A	3,417,866

	Energy Equipment & Services – 1.6%

62,800	Baker Hughes Incorporated	3,423,228
15,000	TechnipFMC PLC, (3)	408,000
	Total Energy Equipment & Services	3,831,228

	Equity Real Estate Investment Trusts – 3.0%

5,600	American Tower Corporation, REIT	740,992
16,100	Apartment Investment & Management Company, Class A	691,817
4,200	AvalonBay Communities, Inc.	807,114
4,400	Digital Realty Trust Inc.	496,980
1,543	Equinix Inc.	662,194
4,800	Essex Property Trust Inc.	1,234,896

14	NUVEEN

Shares	Description (1)	Value

	Equity Real Estate Investment Trusts (continued)

19,400	Host Hotels & Resorts Inc.	$354,438
4,400	Iron Mountain Inc.	151,184
15,100	Mid-America Apartment Communities	1,591,238
10,400	Prologis Inc.	609,856
300	Public Storage, Inc.	62,559
	Total Equity Real Estate Investment Trusts	7,403,268

	Food & Staples Retailing – 0.1%

8,500	Whole Foods Market, Inc.	357,935

	Food Products – 3.1%

57,400	Archer-Daniels-Midland Company	2,375,212
3,000	Campbell Soup Company	156,450
34,800	ConAgra Foods, Inc.	1,244,448
12,200	Hershey Foods Corporation	1,309,914
15,000	Kraft Heinz Company	1,284,600
2,800	McCormick & Company, Incorporated	273,028
16,800	Tyson Foods, Inc., Class A	1,052,184
	Total Food Products	7,695,836

	Health Care Equipment & Supplies – 2.2%

7,300	Baxter International, Inc.	441,942
1,500	C. R. Bard, Inc.	474,165
2,400	Cooper Companies, Inc.	574,608
6,300	Hologic Inc., (3)	285,894
4,100	Idexx Labs Inc., (3)	661,822
1,800	Intuitive Surgical, Inc., (3)	1,683,666
7,600	Stryker Corporation	1,054,728
2,400	Varian Medical Systems, Inc., (3)	247,656
	Total Health Care Equipment & Supplies	5,424,481

	Health Care Providers & Services – 2.3%

700	Anthem Inc.	131,691
5,300	Centene Corporation, (3)	423,364
8,900	HCA Holdings Inc., (3)	776,080
1,900	Humana Inc.	457,178
3,500	Laboratory Corporation of America Holdings, (3)	539,490
6,200	Patterson Companies, Inc.	291,090
24,700	Quest Diagnostics Incorporated	2,745,652
900	UnitedHealth Group Incorporated	166,878
	Total Health Care Providers & Services	5,531,423

	Hotels, Restaurants & Leisure – 2.1%

8,100	Carnival Corporation	531,117
700	Chipotle Mexican Grill, (3)	291,270
33,700	Marriott International, Inc., Class A	3,380,447
2,900	Wyndham Worldwide Corporation	291,189
4,700	Wynn Resorts Ltd	630,364
	Total Hotels, Restaurants & Leisure	5,124,387

	Household Durables – 0.8%

16,200	D.R. Horton, Inc.	560,034
3,000	Leggett and Platt Inc.	157,590
5,000	Lennar Corporation, Class A	266,600
35,100	PulteGroup Inc.	861,003
	Total Household Durables	1,845,227

	Household Products – 0.7%

10,200	Clorox Company	1,359,048
3,200	Kimberly-Clark Corporation	413,152
	Total Household Products	1,772,200

NUVEEN	15

JCE	Nuveen Core Equity Alpha Fund
	Portfolio of Investments (continued)	June 30, 2017 (Unaudited)

Shares	Description (1)	Value

	Independent Power & Renewable Electricity Producers – 0.3%

42,600	NRG Energy Inc.	$733,572

	Industrial Conglomerates – 0.0%

400	Honeywell International Inc.	53,316

	Insurance – 7.7%

4,200	Ace Limited	610,596
2,300	AFLAC Incorporated	178,664
28,700	Allstate Corporation	2,538,228
27,600	Arthur J. Gallagher & Co.	1,580,100
1,500	Assurant Inc.	155,535
32,900	Hartford Financial Services Group, Inc.	1,729,553
11,400	Lincoln National Corporation	770,412
17,500	MetLife, Inc.	961,450
42,200	Principal Financial Group, Inc.	2,703,754
37,800	Progressive Corporation	1,666,602
22,400	Prudential Financial, Inc.	2,422,336
16,600	Torchmark Corporation	1,269,900
5,900	Travelers Companies, Inc.	746,527
27,600	Unum Group	1,286,988
8,700	XL Group Limited	381,060
	Total Insurance	19,001,705

	Internet and Direct Marketing Retail – 1.5%

4,300	Expedia, Inc.	640,485
19,500	NetFlix.com Inc., (3)	2,913,495
	Total Internet and Direct Marketing Retail	3,553,980

	Internet Software & Services – 0.8%

26,600	Akamai Technologies, Inc., (3)	1,324,946
16,500	eBay Inc., (3)	576,180
	Total Internet Software & Services	1,901,126

	IT Services – 2.1%

28,300	Automatic Data Processing, Inc.	2,899,618
9,328	DXC Technology Company	715,644
5,900	Fiserv, Inc., (3)	721,806
400	MasterCard, Inc.	48,580
14,200	Paychex, Inc.	808,548
	Total IT Services	5,194,196

	Life Sciences Tools & Services – 0.2%

2,800	Illumina Inc., (3)	485,856

	Machinery – 1.8%

3,300	Cummins Inc.	535,326
16,300	Deere & Company	2,014,517
8,000	Fortive Corporation	506,800
6,900	Ingersoll Rand Company Limited, Class A	630,591
2,200	PACCAR Inc.	145,288
3,100	Parker Hannifin Corporation	495,442
1,600	Pentair Limited	106,464
	Total Machinery	4,434,428

	Media – 4.9%

39,500	CBS Corporation, Class B	2,519,310
4,700	Interpublic Group of Companies, Inc.	115,620
900	Scripps Networks Interactive, Class A	61,479
22,400	Time Warner Inc.	2,249,184
76,700	Twenty First Century Fox Inc., Class A	2,173,678
70,500	Twenty First Century Fox Inc., Class B	1,964,835

16	NUVEEN

Shares	Description (1)	Value

	Media (continued)

50,500	Viacom Inc., Class B	$1,695,285
11,000	Walt Disney Company	1,168,750
	Total Media	11,948,141

	Multi-Utilities – 4.1%

21,600	Ameren Corporation	1,180,872
57,900	CenterPoint Energy, Inc.	1,585,302
14,400	CMS Energy Corporation	666,000
4,700	Consolidated Edison, Inc.	379,854
23,400	Dominion Resources, Inc.	1,793,142
16,900	DTE Energy Company	1,787,851
7,800	Public Service Enterprise Group Incorporated	335,478
12,000	Sempra Energy	1,353,000
15,600	WEC Energy Group, Inc.	957,528
	Total Multi-Utilities	10,039,027

	Oil, Gas & Consumable Fuels – 1.2%

28,600	ONEOK, Inc.	1,491,776
17,100	Valero Energy Corporation	1,153,566
12,000	Williams Companies Inc., (2)	363,360
	Total Oil, Gas & Consumable Fuels	3,008,702

	Pharmaceuticals – 0.2%

6,200	Eli Lilly and Company	510,260

	Professional Services – 0.6%

3,000	Equifax Inc.	412,260
1,800	IHS Markit Limited, (3)	79,272
21,800	Robert Half International Inc.	1,044,874
	Total Professional Services	1,536,406

	Road & Rail – 1.4%

62,600	CSX Corporation	3,415,456

	Semiconductors & Semiconductor Equipment – 11.1%

64,000	Advanced Micro Devices, Inc., (3)	798,720
35,025	Analog Devices, Inc.	2,724,945
114,200	Applied Materials, Inc., (2)	4,717,602
10,444	Broadcom Limited	2,433,974
25,700	KLA-Tencor Corporation	2,351,807
23,400	Lam Research Corporation	3,309,462
7,600	Microchip Technology Incorporated	586,568
98,600	Micron Technology, Inc., (2), (3)	2,944,196
30,500	NVIDIA Corporation, (2)	4,409,080
12,800	Qorvo Inc., (3)	810,496
1,500	Skyworks Solutions Inc.	143,925
16,200	Texas Instruments Incorporated	1,246,266
12,400	Xilinx, Inc.	797,568
	Total Semiconductors & Semiconductor Equipment	27,274,609

	Software – 2.2%

15,200	Adobe Systems Incorporated, (2), (3)	2,149,888
8,500	Citrix Systems, (3)	676,430
2,000	Red Hat, Inc., (3)	191,500
79,500	Symantec Corporation, (2)	2,245,875
2,800	Synopsys Inc., (3)	204,204
	Total Software	5,467,897

	Specialty Retail – 0.5%

12,700	Tiffany & Co.	1,192,149

NUVEEN	17

JCE	Nuveen Core Equity Alpha Fund
	Portfolio of Investments (continued)	June 30, 2017 (Unaudited)

Shares	Description (1)				Value

	Technology Hardware, Storage & Peripherals – 1.3%

2,900	Apple, Inc., (2)				$417,658
20,900	Hewlett Packard Enterprise Co, (2)				346,731
18,100	HP Inc.				316,388
17,400	Seagate Technology, (2)				674,250
16,700	Western Digital Corporation				1,479,620
	Total Technology Hardware, Storage & Peripherals				3,234,647

	Tobacco – 2.8%

46,600	Altria Group, Inc.				3,470,302
10,700	Philip Morris International				1,256,715
32,800	Reynolds American Inc.				2,133,312
	Total Tobacco				6,860,329

	Trading Companies & Distributors – 0.7%

11,000	Fastenal Company				478,830
10,600	United Rentals Inc., (3)				1,194,726
	Total Trading Companies & Distributors				1,673,556
	Total Long-Term Investments (cost $211,948,887)				239,166,022

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	SHORT-TERM INVESTMENTS – 4.4%

	REPURCHASE AGREEMENTS – 3.4%

$8,343	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/17, repurchase price $8,343,523, collateralized by $8,580,000 U.S. Treasury Notes, 2.000%, due 6/30/24, value $8,515,650	0.120%	7/03/17	N/A	$8,343,440

	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 1.0%

2,500	U.S. Treasury Bills, (2)	0.000%	7/20/17	AAA	2,499,058
$10,843	Total Short-Term Investments (cost $10,842,705)				10,842,498
	Total Investments (cost $222,791,592) – 101.8%				250,008,520
	Other Assets Less Liabilities – (1.8)% (5)				(4,466,878)
	Net Assets – 100%				$245,541,642

Investments in Derivatives as of June 30, 2017

Options Written

Number of Contracts	Description	Notional Amount (6)	Expiration Date	Strike Price	Value
(125)	RUSSELL 2000® Index	$(17,875,000)	7/21/17	$1,430	$(113,125)
(145)	RUSSELL 2000® Index	(20,880,000)	7/21/17	1,440	(82,650)
(250)	RUSSELL 2000® Index	(36,250,000)	7/21/17	1,450	(83,750)
(520)	Total Options Written (premiums received $404,359)	$(75,005,000)			$(279,525)

Futures Contracts

Description	Contract Position	Number of Contracts	Contract Expiration	Notional Amount at Value	Variation Margin Receivable/ (Payable)	Unrealized Appreciation (Depreciation)
S&P 500 E-Mini	Long	45	9/17	$5,447,025	$2,025	$(13,053)

18	NUVEEN

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(4)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(5)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC-cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable. Other assets less liabilities also includes the value of options as presented on Statement of Assets and Liabilities.

(6)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.

N/A	Not Applicable

REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

NUVEEN	19

Statement of Assets and Liabilities	June 30, 2017 (Unaudited)

Assets
Long-term investments, at value (cost $211,948,887)	$239,166,022
Short-term investments, at value (cost $10,842,705)	10,842,498
Cash	2,761
Receivable for:
Dividends	343,162
Investments sold	70,784
Variation margin on futures contracts	2,025
Other assets	27,175
Total assets	250,454,427
Liabilities
Options written, at value (premiums received $404,359)	279,525
Payable for dividends	4,329,434
Accrued expenses:
Management fees	186,726
Trustees fees	24,387
Other	92,713
Total liabilities	4,912,785
Net assets	$245,541,642
Shares outstanding	16,021,686
Net asset value (“NAV”) per share outstanding	$15.33
Net assets consist of:
Shares, $0.01 par value per share	$160,217
Paid-in surplus	197,492,312
Undistributed (Over-distribution of) net investment income	(7,950,219)
Accumulated net realized gain (loss)	28,510,623
Net unrealized appreciation (depreciation)	27,328,709
Net assets	$245,541,642
Authorized shares	Unlimited

See accompanying notes to financial statements.

20	NUVEEN

Statement of Operations	Six Months Ended June 30, 2017 (Unaudited)

Investment Income
Dividends	$2,131,542
Interest	51,093
Total investment income	2,182,635
Expenses
Management fees	1,089,999
Custodian fees	17,107
Trustees fees	3,584
Professional fees	22,997
Shareholder reporting expenses	24,146
Shareholder servicing agent fees	136
Stock exchange listing fees	3,449
Investor relations expense	28,870
Other	28,415
Total expenses	1,218,703
Net investment income (loss)	963,932
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	27,239,989
Future contracts	338,684
Options written	2,036,907
Change in net unrealized appreciation (depreciation) of:
Investments	(4,339,014)
Futures contracts	50,934
Options written	(458,193)
Net realized and unrealized gain (loss)	24,869,307
Net increase (decrease) in net assets from operations	$25,833,239

See accompanying notes to financial statements.

NUVEEN	21

Statement of Changes in Net Assets	(Unaudited)

	Six Months Ended 6/30/17	Year Ended 12/31/16
Operations
Net investment income (loss)	$963,932	$2,022,551
Net realized gain (loss) from:
Investments	27,239,989	8,769,501
Futures contracts	338,684	690,577
Options written	2,036,907	(10,247,285)
Change in net unrealized appreciation (depreciation) of:
Investments	(4,339,014)	6,016,187
Futures contracts	50,934	(157,212)
Options written	(458,193)	410,331
Net increase (decrease) in net assets from operations	25,833,239	7,504,650
Distributions to Shareholders
From and in excess of net investment income	(8,892,036)	—
From net investment income	—	(2,023,624)
From accumulated net realized gains	—	(7,093,400)
Return of capital	—	(9,067,590)
Decrease in net assets from distributions to shareholders	(8,892,036)	(18,184,614)
Net increase (decrease) in net assets	16,941,203	(10,679,964)
Net assets at the beginning of period	228,600,439	239,280,403
Net assets at the end of period	$245,541,642	$228,600,439
Undistributed (Over-distribution of) net investment income at the end of period	$(7,950,219)	$(22,115)

See accompanying notes to financial statements.

22	NUVEEN

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NUVEEN	23

Financial

Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumu- lated Net Realized Gains	Return of Capital	Total	Discount From Shares Repurchased and Retired	Ending NAV	Ending Share Price
Year Ended 12/31:
2017(d)	$14.27	$0.06	$1.56	$1.62	$(0.56)*	$—	$—	$(0.56)	$—	$15.33	$14.66
2016	14.93	0.13	0.35	0.48	(0.13)	(0.44)	(0.57)	(1.14)	—	14.27	13.08
2015	17.49	0.09	0.10	0.19	(0.10)	(2.65)	—	(2.75)	—	14.93	14.27
2014	17.91	0.16	1.93	2.09	(0.16)	(2.35)	—	(2.51)	—	17.49	17.47
2013	14.76	0.13	4.47	4.60	(0.13)	(1.32)	—	(1.45)	—	17.91	16.98
2012	13.88	0.17	1.79	1.96	(1.08)	—	—	(1.08)	—	14.76	13.35

24	NUVEEN

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets
Based on NAV(b)	Based on Share Price(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(c)

11.41%	16.48%	$245,542	1.02	%**	0.81	%**	81%
3.25	(0.41)	228,600	1.03		0.87		110
1.64	(1.70)	239,280	1.03		0.54		93
12.08	18.31	280,261	1.03		0.87		111
31.97	39.08	286,972	1.04		0.77		65
14.28	15.81	236,438	1.05		1.14		77

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total Return Based on NAV is the combination of changes in NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(c)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(d)	For the six months ended June 30, 2017.
*	Represents distributions paid “From and in excess of net investment income” for the six months ended June 30, 2017 (as described in Note 1 – General Information and Significant Accounting Policies, Dividends and Distributions to Shareholders).
**	Annualized.

See accompanying notes to financial statements.

NUVEEN	25

Notes to

Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Fund Information

Nuveen Core Equity Alpha Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company. The Fund’s shares are listed on the New York Stock Exchange (“NYSE”) and trade under the ticker symbol “JCE.” The Fund was organized as a Massachusetts business trust on January 9, 2007.

The end of the reporting period for the Fund is June 30, 2017, and the period covered by these Notes to Financial Statements is the six months ended June 30, 2017 (the “current fiscal period”).

Investment Adviser

The Fund’s investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC. (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Fund, oversees the management of the Fund’s portfolio, manages the Fund’s business affairs and provides certain clerical bookkeeping and other administrative services and if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with INTECH Investment Management LLC (“INTECH”), an independently managed indirect subsidiary of Janus Henderson Group plc., and Nuveen Asset Management, LLC, (“NAM”), a subsidiary of the Adviser, (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). INTECH manages the Fund’s investment portfolio, while NAM manages the Fund’s investments in option contracts.

During May 2017, Janus Capital Group, Inc., the parent company of INTECH, merged with Henderson Group plc.. Under the Investment Company Act of 1940, the Janus/INTECH merger would cause the automatic termination of the investment sub-advisory agreement between the Adviser and INTECH. However, on February 23, 2017, the Board of Trustees of the Fund (the “Board”) approved, in accordance with the Investment Company Act of 1940, a new sub-advisory agreement with INTECH having substantially identical terms as the existing agreement. The new sub-advisory agreement was subsequently approved by the Fund’s shareholders at the Fund’s annual meeting on April 6, 2017, and effectively replaced the terminating agreement.

The Janus/INTECH merger did not result in any change in the portfolio management of the Fund or in the Fund’s investment objectives or policies.

Investment Objectives and Principal Investment Strategies

The Fund’s investment objective is to provide an attractive level of total return, primarily through long-term capital appreciation and secondarily through income and gains. The Fund will invest in a portfolio of common stocks selected from among the 500 stocks comprising the S&P 500® Index, using a proprietary mathematical process designed by INTECH to select large cap, core equity securities and will also employ innovative risk reduction techniques. Typically, the Fund’s equity portfolio will hold 150-450 stocks included in the S&P 500® Index. The Fund will also employ an option strategy that seeks to enhance the Fund’s risk-adjusted performance over time through a meaningful reduction in the volatility of the Fund’s returns relative to the returns of the S&P 500® Index (the “Option Strategy”). The Fund expects to write (sell) call options primarily on custom baskets of stocks that seek to track the return of the S&P 500® Index within parameters determined by NAM. A custom basket call option is an option whose value is linked to the market value of a portfolio of underlying stocks. In designing the custom basket call options, NAM will seek to minimize the difference between the returns of the stocks underlying the custom basket versus the S&P 500® Index. The Fund may also write call options on stock indexes or exchange-traded funds (commonly referred to as “ETFs”), when NAM believes such techniques are likely to be more efficient or effective than writing custom basket call options. The Fund normally will hold a small number of written custom basket call option positions with expirations generally of 60 days or less. The Fund expects that most call options in the Option Strategy will be slightly “out-of-the-money” (i.e., the exercise price is above the current level of the cash value of the stocks underlying the custom basket call options) at the time they are written. By employing custom basket call options primarily (rather than options on indexes), NAM expects that it will be better able to limit the overlap between the underlying common stocks included in each custom basket and the Fund’s portfolio of common stocks, which in turn helps enable the Fund to avoid tax straddles, which would potentially have negative tax implications and require the Fund to bear substantially greater accounting and administrative costs.

Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

26	NUVEEN

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investment purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has earmarked securities in its portfolio with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Fund did not have any when issued/delayed purchase commitments.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

The Fund makes quarterly cash distributions to common shareholders of a stated dollar amount per share. Subject to approval and oversight by the Board, the Fund seeks to maintain a stable distribution level designed to deliver the long-term return potential of the Fund’s investment strategy through regular quarterly distributions (a “Managed Distribution Program”). Total distributions during a calendar year generally will be made from the Fund’s net investment income, net realized capital gains and net unrealized capital gains in the Fund’s portfolio, if any. The portion of distributions paid attributed to net unrealized gains, if any, is distributed from the Fund’s assets and is treated by shareholders as a nontaxable distribution (“return of capital”) for tax purposes. In the event that total distributions during a calendar year exceed the Fund’s total return on net asset value (“NAV”), the difference will reduce NAV per share. If the Fund’s total return on NAV exceeds total distributions during a calendar year, the excess will be reflected as an increase in NAV per share. The final determination of the source and character of all distributions paid by the Fund during the fiscal year is made after the end of the fiscal year and is reflected in the financial statements contained in the annual report as of December 31 each year.

The distributions made by the Fund during the current fiscal period are provisionally classified as being “From and in excess of net investment income,” and those distributions will be classified as being from net investment income, net realized capital gains and/or a return of capital for tax purposes after the fiscal year end. For purposes of calculating “Undistributed (Overdistribution of) net investment income” as of the end of the reporting period, the distribution amounts provisionally classified as “From and in excess of net investment income” were treated as being entirely from net investment income. Consequently, the financial statements as of the end of the reporting period, reflect an over-distribution of net investment income.

Compensation

The Fund pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Fund may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis.

NUVEEN	27

Notes to Financial Statements (Unaudited) (continued)

The Fund’s investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the current fiscal period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2.

Prices of fixed-income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Index options are valued at the 4:00 p.m. Eastern Time (ET) close price of the NYSE, and are generally classified as Level 1. Options traded in the over-the-counter market are valued using an evaluated mean price and are generally classified as Level 2.

Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price, and are generally classified as

Level 1.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

28	NUVEEN

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of the end of the reporting period:

	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$239,166,022	$—	$—	$239,166,022

Short-Term Investments:
Repurchase Agreements	—	8,343,440	—	8,343,440
U.S. Government and Agency Obligations	—	2,499,058	—	2,499,058

Investments in Derivatives:
Options Written	(279,525)	—	—	(279,525)
Futures Contracts**	(13,053)	—	—	(13,053)
Total	$238,873,444	$10,842,498	$—	$249,715,942
*	Refer to the Fund’s Portfolio of Investments for industry classifications.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Fund that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Fixed Income Clearing Corporation	$8,343,440	$(8,343,440)	$—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

NUVEEN	29

Notes to Financial Statements (Unaudited) (continued)

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

The Fund is authorized to invest in certain derivative instruments, such as futures, options and swap contracts. The Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Futures Contracts

Upon execution of a futures contract, the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Cash collateral at brokers” on the Statement of Assets and Liabilities. Investments in futures contracts obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the open contracts. If the Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely if the Fund has unrealized depreciation the clearing broker would debit the Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, the Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

During the current fiscal period, the Fund continued to purchase equity index futures contracts to gain equity market exposure where the portfolio holds cash.

The average notional amount of futures contracts outstanding during the current fiscal period was as follows:

Average notional amount of futures contracts outstanding*	$5,036,555
*	The average notional amount is calculated based on the absolute aggregate notional of contracts outstanding at the beginning of the fiscal period and at the end of each quarter within the current fiscal period.

The following table presents the fair value of all futures contracts held by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
Equity price	Futures contracts	Receivable for variation margin on futures contracts*	$(13,053)	—	$—
*	Value represents unrealized appreciation (depreciation) of futures contracts as reported in the Fund’s Portfolio of Investments and not the asset and/or liability derivative location as described in the table above.

30	NUVEEN

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Futures Contracts	Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts
Equity price	Futures contracts	$338,684	$50,934

Options Transactions

When the Fund writes an option, an amount equal to the net premium received (the premium less commission) is recognized as a component of “Options written, at value” on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option until the option is exercised or expires or the Fund enters into a closing purchase transaction. The changes in the value of options written during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of options written” on the Statement of Operations. When an option is exercised or expires or the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as a component of “Net realized gain (loss) from options written” on the Statement of Operations. The Fund, as a writer of an option has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the risk of an unfavorable change in the market value of the instrument or index underlying the written option. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

During the current fiscal period, the Fund continued to write call options on a basket of stocks and on stock indexes, while investing in a portfolio of equities, to enhance returns while foregoing some upside potential of its equity portfolio.

The average notional amount of outstanding options written during the current fiscal period was as follows:

Average notional amount of outstanding options written*	$(72,974,000)
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all options written by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
Equity price	Options	—	$—	Options written, at value	$(279,525)

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on options written on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Options Written	Change in Net Unrealized Appreciation (Depreciation) of Options Written
Equity price	Options written	$2,036,907	$(458,193)

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge

NUVEEN	31

Notes to Financial Statements (Unaudited) (continued)

assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

The Fund did not have any transactions in shares during the current and prior fiscal period.

5. Investment Transactions

Long-term purchases and sales (excluding derivative transactions) during the current fiscal period aggregated $194,177,716 and $200,715,802, respectively.

Transactions in options written during the current fiscal period were as follows:

	Number of Contracts	Premiums Received
Options outstanding, beginning of period	515	$738,527
Options written	4,692	4,374,542
Options terminated in closing purchase transactions	(4,432)	(4,499,986)
Options expired	(255)	(208,724)
Options outstanding, end of period	520	$404,359

6. Income Tax Information

The Fund intends to distribute substantially all of its net investment company taxable income to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. In any year when the Fund realizes net capital gains, the Fund may choose to distribute all or a portion of its net capital gains to shareholders, or alternatively, to retain all or a portion of its net capital gains and pay federal corporate income taxes on such retained gains.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions and the recognition of unrealized gain or loss for tax (mark-to-market) on futures contracts and certain options contracts. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAV of the Fund.

As of June 30, 2017, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

Cost of investments	$222,791,692
Gross unrealized:
Appreciation	$29,503,720
Depreciation	(2,286,892)
Net unrealized appreciation (depreciation) of investments	$27,216,828
As of December 31, 2016, the Fund’s last tax year end, the Fund did not have any permanent differences.
The tax components of undistributed net ordinary income and net long-term capital gains as of December 31, 2016, the Fund’s last tax year end, were as follows:
Undistributed net ordinary income	$—
Undistributed net long-term capital gains	—

32	NUVEEN

The tax character of distributions paid during the Fund’s last tax year ended December 31, 2016, was designated for purposes of the dividends paid deduction as follows:
Distributions from net ordinary income[1]	$2,023,624
Distributions from net long-term capital gains	7,093,400
Return of capital	9,067,590
[1]	Net ordinary income consists of net taxable income derived from dividends and interest, and net short-term capital gains, if any.

As of December 31, 2016, the Fund’s last tax year end, the Fund has unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

Capital losses to be carried forward — not subject to expiration	$584,483

7. Management Fees

Management Fees

The Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Advisers are compensated for their services to the Fund from the management fees paid to the Adviser.

The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual Fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee
For the first $500 million	0.7500%
For the next $500 million	0.7250
For the next $500 million	0.7000
For the next $500 million	0.6750
For managed assets over $2 billion	0.6500

The annual complex-level fee, payable monthly, is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Fund’s daily managed assets:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of June 30, 2017, the complex-level fee for the Fund was 0.1606%.

NUVEEN	33

Notes to Financial Statements (Unaudited) (continued)

8. Borrowing Arrangements

Inter-Fund Borrowing and Lending

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Fund covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.

The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

During May 2017, the Board approved the Nuveen funds participation in the Inter-Fund Program. During the current reporting period the Fund did not enter into any inter-fund loan activity.

9. New Accounting Pronouncements

Amendments to Regulation S-X

In October 2016, the SEC adopted new rules and amended existing rules (together, the “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date of the amendments to Regulation S-X is August 1, 2017. Management is still evaluating the impact of the final rules, if any.

34	NUVEEN

Additional

Fund Information

Board of Trustees
Margo Cook*	Jack B. Evans	William C. Hunter	David J. Kundert	Albin F. Moschner	John K. Nelson
William J. Schneider	Judith M. Stockdale	Carole E. Stone	Terence J. Toth	Margaret L. Wolff	Robert L. Young**

*	Interested Board Member.
**	Effective July 1, 2017.

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP One North Wacker Drive Chicago, IL 60606	Transfer Agent and Shareholder Services Computershare Trust Company, N.A. 250 Royall Street Canton, MA 02021 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information

The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

The Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. The Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Share Repurchases

The Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, the Fund repurchased shares of its common stock, as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

JCE
Shares repurchased	—

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

NUVEEN	35

Glossary of Terms

Used in this Report

∎	Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

∎	Blended Index: A blend of returns consisting of 1) 50% of the S&P 500® Index and 2) 50% of the CBOE S&P 500® Buy/write Index(BXM), which is a passive total return index based on selling the near-term, at-the-money S&P 500® Index (SPX) call option against the S&P 500® Index portfolio each month, on the day the current contract expires. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

∎	Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

∎	Russell 2000® Index: A market-weighted index published by the Frank Russell Company measuring the performance of the 2,000 smallest companies in the Russell 3000® Index. The Russell 3000® is made up of 3,000 of the largest U.S. stocks and represents approximately 98% of the U.S. equity market. The Russell 2000® serves as a benchmark for small-cap stocks in the U.S. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎	S&P 500® Index: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

36	NUVEEN

Reinvest Automatically,

Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each quarter you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

NUVEEN	37

Annual Investment

Management Agreement Approval Process

The Board of Trustees (the “Board,” and each Trustee, a “Board Member”) of the Fund, including the Board Members who are not parties to the Fund’s advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), oversees the management of the Fund, including the performance of Nuveen Fund Advisors, LLC, the Fund’s investment adviser (the “Adviser”), and Nuveen Asset Management, LLC (“NAM”) and INTECH Investment Management LLC (“Intech”), the Fund’s sub-advisers (collectively, the “Sub-Advisers”). As required by applicable law, after the initial term of the Fund following commencement of its operations, the Board is generally required to consider annually whether to renew the management agreement with the Adviser (the “Investment Management Agreement”) and the sub-advisory agreements with the Sub-Advisers (each, a “Sub-Advisory Agreement” and, together with the Investment Management Agreement, the “Advisory Agreements”). Accordingly, the Board met in person on April 11-12, 2017 (the “April Meeting”) and May 23-25, 2017 (the “May Meeting”) to consider the approval of the Investment Management Agreement and the Sub-Advisory Agreement with NAM, each of which was up for renewal for an additional one-year period. As discussed below, however, the current Sub-Advisory Agreement with Intech is new and was not up for renewal.

On May 30, 2017, Janus Capital Group Inc., the parent company of Intech, merged with Henderson Group plc (the “Transaction”). The Transaction may have been deemed an assignment of the then-existing Sub-Advisory Agreement with Intech, resulting in the termination of such agreement. In anticipation of the Transaction, on February 23, 2017 (the “February Meeting”), the Board, among other things, approved a new Sub-Advisory Agreement with Intech and recommended shareholders approve such agreement. On May 26, 2017, the shareholders of the Fund approved the new Sub-Advisory Agreement with Intech. In light of the foregoing, the new Sub-Advisory Agreement with Intech on behalf of the Fund was not up for renewal at the May Meeting. The discussion of the Board’s approval of the new Sub-Advisory Agreement with Intech at the February Meeting is set forth in Part II below. The discussion of the Board’s approval of the remainder of the Fund’s Advisory Agreements is set forth in Part I below. For purposes of Part I, the term “Advisory Agreements” shall refer to the Investment Management Agreement and the Sub-Advisory Agreement with NAM, and the term “Sub-Adviser” shall refer to NAM.

PART I

The Board considered its review of the Advisory Agreements as an ongoing process encompassing the information received and the deliberations the Board and its committees have had throughout the year. The Board met regularly during the year and received materials and discussed topics that were relevant to the annual consideration of the renewal of the Advisory Agreements, including, among other things, overall market performance and developments; fund investment performance; investment team review; valuation of securities; compliance, regulatory and risk management matters; and other developments. The Board had also established several standing committees, including the Open-end Fund Committee and Closed-end Fund Committee, which met regularly throughout the year to permit the Board Members to delve deeper into the topics particularly relevant to the respective product line. The Board further continued its practice of seeking to meet periodically with the sub-adviser and their investment teams. The accumulated information, knowledge, and experience the Board Members had gained during their tenure on the Board governing the Fund and working with the Fund Advisers (as defined below) were taken into account in their review of the Advisory Agreements.

In addition to the materials received by the Board or its committees throughout the year, the Board reviewed extensive additional materials prepared specifically for its annual review of the Advisory Agreements in response to a request by independent legal counsel on behalf of the Independent Board Members. The materials addressed a variety of topics, including, but not limited to, a description of the services provided by the Adviser and Sub-Adviser (the Adviser and the Sub-Adviser are each a “Fund Adviser”); an analysis of fund performance including comparative industry data and a detailed focus on performance outliers; an analysis of the Sub-Adviser; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and in comparison to the fees and expenses of peers with a focus on any expense outliers; an assessment of shareholder services for the Nuveen funds and of the performance of certain service providers; a review of initiatives instituted or continued during the past year; a review of premium/discount trends and leverage management for the closed-end funds; and information regarding the profitability of the

38	NUVEEN

Fund Advisers, the compensation of portfolio managers, and compliance and risk matters. The materials provided in connection with the annual review included information compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge” or “Lipper”), an independent provider of investment company data, comparing, in relevant part, the Fund’s fees and expenses with those of a comparable universe of funds (the “Peer Universe”), as selected by Broadridge (the “Broadridge Report”). The Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements.

As part of its annual review, the Board met at the April Meeting to review the investment performance of the Fund and to consider the Adviser’s analysis of the Sub-Adviser evaluating, among other things, the Sub-Adviser’s assets under management, investment team, performance, organizational stability, and investment approach. During the review, the Independent Board Members requested and received additional information from management. At the May Meeting, the Board, including the Independent Board Members, continued its review and ultimately approved the continuation of the Advisory Agreements for an additional year. Throughout the year and throughout their review of the Advisory Agreements, the Independent Board Members were assisted by independent legal counsel and met with counsel separately without management present. In deciding to renew the Advisory Agreements, the Independent Board Members did not identify a particular factor as determinative, but rather the decision reflected the comprehensive consideration of all the information presented, and each Board Member may have attributed different weights to the various factors and information considered in connection with the approval process. The following summarizes the principal factors, but not all the factors, the Board considered in its review of the Advisory Agreements and its conclusions.

A.	Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the Fund and the resulting performance of the Fund. The Board recognized the myriad of services the Adviser and its affiliates provided to manage and operate the Nuveen funds, including (a) product management (such as managing distributions, positioning the product in the marketplace, maintaining and enhancing shareholder communications and reporting to the Board); (b) investment oversight, risk management and securities valuation (such as overseeing the sub-advisers and other service providers, analyzing investment performance and risks, overseeing risk management and disclosure, executing the daily valuation of securities, and analyzing trade execution); (c) fund administration (such as helping to prepare fund tax returns and complete other tax compliance matters and helping to prepare regulatory filings and shareholder reports); (d) fund board administration (such as preparing board materials and organizing and providing assistance for board meetings); (e) compliance (such as helping to devise and maintain the Nuveen funds’ compliance program and test for adherence); (f) legal support (such as helping to prepare registration statements and proxy statements, interpreting regulations and policies and overseeing fund activities); (g) with respect to certain closed-end funds, providing leverage, capital and distribution management services; and (h) with respect to certain open-end funds with portfolios that have a leverage component, providing such leverage management services.

The Board further noted the Adviser’s continued dedication to investing in its business to enhance the quality and breadth of the services provided to the Fund. The Board recognized the Adviser’s investment in staffing over recent years to support the services provided to the Nuveen funds in key areas, including in investment services, product management, retail distribution and information technology, closed-end funds and structured products, as well as in fund administration, operations and risk management. The Board further noted the Adviser’s continued commitment to enhancing its compliance program by, among other things, restructuring the compliance organization, developing a unified compliance program, adding compliance staff, and developing and/or revising policies and procedures as well as building further infrastructure to address new regulatory requirements or guidance and the growth of the complex. The Board also considered the enhancements to Nuveen’s cybersecurity capabilities, systems and processes to value securities, stress test reporting and risk and control self-assessments.

In addition, the Independent Board Members considered information highlighting the various initiatives that the Adviser had implemented or continued over recent years to benefit the open-end fund and closed-end fund product lines and/or particular Nuveen funds. The Board noted the Adviser’s continued efforts to rationalize the open-end fund and closed-end fund product lines through, among other things, mergers, liquidations and repositionings in seeking to provide enhanced

NUVEEN	39

Annual Investment Management Agreement Approval Process (continued)

shareholder value over the years through increased efficiency, reduced costs, improved performance and revised investment approaches that are more relevant to current shareholder needs. With respect to closed-end Nuveen funds, such initiatives included (a) an increased level of leverage management activities in 2016 and 2017 resulting from the rollover of existing facilities, the negotiation of improved terms and pricing to reduce leverage costs, the innovation of new leverage structures, the rebalancing of leverage of various funds as a result of mergers or new investment mandates, and the restructuring of tender option bonds to be compliant with new regulatory requirements; (b) an increased level of capital management activities (i.e., the management of the issuance and repurchase of shares of certain closed-end funds) during 2016 as a result of market demand as well as an implementation of a cross department review system for shares trading at certain discount levels; (c) continued refinements to a database to permit further analysis of the closed-end fund marketplace and shareholder base; (d) the development of enhanced secondary market board reporting and commentary; (e) the reconfiguration of the framework for determining and maintaining closed-end fund benchmarks to permit more consistency across the complex; and (f) the development of product innovations for new closed-end offerings, including target term funds. The Board also recognized the Adviser’s continued commitment to supporting the closed-end product line through its award winning investor relations support program through which Nuveen seeks to educate investors and financial advisers regarding closed-end funds.

In its review, the Board recognized that initiatives that attracted assets to the Nuveen family of funds generally benefited the Nuveen funds in the complex as fixed costs would be spread over a larger asset base and, as described below, through the complex-wide fee arrangement which generally provides that the management fees of the Nuveen funds (subject to limited exceptions) are reduced as asset levels in the complex reach certain breakpoints in the fee schedule.

Similarly, the Board considered the sub-advisory services provided by the Sub-Adviser to the Fund. The Sub-Adviser generally provided portfolio advisory services for the Fund. The Board reviewed the Adviser’s analysis of the Sub-Adviser which evaluated, among other things, the investment team and any changes thereto, the stability and history of the organization, the assets under management, the investment approach and the performance of the Nuveen funds it sub-advises. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreement.

Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the Fund under each Advisory Agreement.

B.	The Investment Performance of the Fund and Fund Advisers

As part of its evaluation of the services provided by the Fund Advisers, the Board reviewed Fund performance over the quarter, one-, three- and five-year periods ending December 31, 2016 as well as performance data for the first quarter of 2017 ending March 31, 2017. The Board reviewed performance on an absolute basis and in comparison to the performance of peer funds (the “Performance Peer Group”) and a recognized or customized benchmark (i.e., generally a benchmark derived from multiple recognized benchmarks). For closed-end funds, the Board (or the Closed-end Fund Committee) also reviewed, among other things, the premium or discount to net asset value of the Nuveen closed-end funds as of a specified date and over various periods as well as in comparison to the premium/discount average in their respective Lipper peer category. The Independent Board Members continued to recognize the importance of secondary market trading for the shares of the closed-end funds and the evaluation of the premium and discount levels was a continuing priority for them. The review and analysis of performance information during the annual review of Advisory Agreements incorporated the discussions and performance information the Board Members have had at each of their quarterly meetings throughout the year.

In evaluating performance data, the Independent Board Members recognized some of the limitations of such data and the difficulty in establishing appropriate peer groups and benchmarks for certain of the Nuveen funds. They recognized that each fund operates pursuant to its own investment objective(s), parameters and restrictions which may differ from that of the Performance Peer Group or benchmark. Certain funds may also utilize leverage which may provide benefits or risks to their portfolio compared to an unlevered benchmark. The Independent Board Members had noted that management had classified the Performance Peer Groups as low, medium and high in relevancy to the applicable fund as a result of these differences or other factors. The Independent Board Members recognized that the variations between the Performance Peer Group or benchmark and the Fund will lead to differing performance results and may limit the value of the comparative performance data in assessing the Fund’s performance.

40	NUVEEN

In addition, the Independent Board Members recognized that the performance data is a snapshot in time, in this case as of the end of the 2016 calendar year or end of the first quarter of 2017. A different period may generate significantly different results and longer term performance can be adversely affected by even one period of significant underperformance. Further, a shareholder’s experience in the Fund depends on his or her own holding period which may differ from that reviewed by the Independent Board Members.

In their review of performance, the Independent Board Members focused, in particular, on the Adviser’s analysis of Nuveen funds determined to be underperforming performance outliers and the factors contributing to the respective fund’s performance and any efforts to address performance concerns. With respect to any Nuveen funds for which the Board has identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers any steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken. The Board, however, acknowledged that shareholders chose to invest or remain invested in a fund knowing that the Adviser and applicable sub-advisers manage the fund, knowing the fund’s investment strategy and seeking exposure to that strategy (even if the strategy was “out of favor” in the marketplace) and knowing the fund’s fee structure.

The Board noted that although the Fund underperformed its benchmark in the one-, three- and five-year periods, the Fund ranked in the third quartile for the one-year period, the second quartile in the three-year period and the first quartile in the five-year period. The Board was satisfied with the Fund’s overall performance.

C.	Fees, Expenses and Profitability
1.	Fees and Expenses

The Board evaluated the management fees and other fees and expenses of the Fund. The Board reviewed and considered, among other things, the gross and net management fees paid by the Fund. The Board further considered the net total expense ratio of the Fund (expressed as a percentage of average net assets) as the expense ratio is most reflective of the investors’ net experience in the Fund as it directly reflected the costs of investing in the Fund.

In addition, the Board reviewed the Broadridge Report comparing, in relevant part, the Fund’s gross and net advisory fees and net total expense ratio with those of its Peer Universe. The Independent Board Members also reviewed the methodology regarding the construction of the Peer Universe by Broadridge. In reviewing the comparative data, the Board was aware that various factors may limit some of the usefulness of the data, such as differences in size of the peers; the composition of the Peer Universe; changes each year of funds comprising the Peer Universe; levels of expense reimbursements and fee waivers; and differences in the type and use of leverage. Nevertheless, in reviewing a fund’s fees and expenses compared to the fees and expenses of its peers (excluding leverage costs and leveraged assets), the Board generally considered a fund’s expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe. The Board noted that the substantial majority of the Nuveen funds had a net expense ratio that was near or below their respective peer average.

The Independent Board Members noted the Fund had a net management fee and a net expense ratio below its respective peer average.

In their evaluation of the management fee schedule, the Independent Board Members also reviewed the fund-level and complex-wide breakpoint schedules, as described in further detail below. With respect to closed-end funds, the Board considered the effects of leverage on fees and expenses, including the calculation of management fees for funds with tender option bonds.

Based on their review of the information provided, the Board determined that the Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2.	Comparisons with the Fees of Other Clients

The Board also reviewed information regarding the respective Fund Adviser’s fee rates for providing advisory services to other types of clients. For the Adviser and/or the Sub-Adviser, such other clients may include: separately managed accounts (such as retail, institutional or wrap accounts), other investment companies that are not offered by Nuveen but are sub-advised by

NUVEEN	41

Annual Investment Management Agreement Approval Process (continued)

the Sub-Adviser, foreign investment companies offered by Nuveen, and collective investment trusts. The Board further noted that the Adviser also advises certain exchange-traded funds (“ETFs”) sponsored by Nuveen.

In reviewing the fee rates assessed to other clients, the Board reviewed, among other things, the range of fees assessed for managed accounts and the foreign investment companies offered by Nuveen. With respect to foreign funds, the Board noted that unlike the management fees for the Nuveen funds, the management fees for the foreign funds may include distribution fees paid to intermediaries. The Board also reviewed the average fee rate for certain strategies offered by the Sub-Adviser.

The Board recognized the inherent differences between the Nuveen funds and the other types of clients. The Board considered information regarding these various differences which included, among other things, the services required, average account sizes, types of investors targeted, legal structure and operations, and applicable laws and regulations. The Independent Board Members recognized that the foregoing variations resulted in different economics among the product structures and culminated in varying management fees among the types of clients and the Nuveen funds. In general, the Board noted that higher fee levels reflected higher levels of service provided by the Fund Adviser, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of the foregoing. The Board recognized the breadth of services the Adviser provided to support the Nuveen funds as summarized above and noted that many of such administrative services may not be required to the same extent or at all for the institutional clients or other clients. The Board further recognized the passive management of ETFs compared to the active management required of other Nuveen funds would contribute to differing fee levels.

The Independent Board Members noted that the sub-advisory fee paid by the Adviser to the Sub-Adviser, however, was generally for portfolio management services. The Board noted such sub-advisory fee was more comparable to the fees of retail wrap accounts and other external sub-advisory mandates.

Given the inherent differences in the various products, particularly the extensive services provided to the Fund, the Board concluded that such facts justify the different levels of fees.

3.	Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2016 and 2015. In considering profitability, the Independent Board Members considered the level of profitability realized by Nuveen before the imposition of any distribution and marketing expenses incurred by the firm from its own resources. In evaluating the profitability, the Independent Board Members evaluated the analysis employed in developing the profitability figures, including the assumptions and methodology employed in allocating expenses. The Independent Board Members recognized the inherent limitations to any cost allocation methodology as different and reasonable approaches may be used and yet yield differing results. The Independent Board Members further reviewed an analysis of the history of the profitability methodology used explaining any changes to the methodology over the years. The Board has appointed two Independent Board Members, who along with independent legal counsel, helped to review and discuss the methodology employed to develop the profitability analysis each year and any proposed changes thereto and to keep the Board apprised of such changes during the year.

In their review, the Independent Board Members evaluated, among other things, Nuveen’s adjusted operating margins, the gross and net revenue margins (pre-tax and after-tax) for advisory activities for the Nuveen funds, and the revenues, expenses, and net income (pre-tax and after-tax) of Nuveen for each of the last two calendar years. The Independent Board Members also reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2016 versus 2015. The Board, however, observed that Nuveen’s operating margins for its advisory activities in 2016 were similar to that of 2015.

In addition to reviewing Nuveen’s profitability in absolute terms, the Independent Board Members also reviewed the adjusted total company margins of other advisory firms that had publicly available information and comparable assets under management (based on asset size and asset composition). The Independent Board Members, however, noted that the usefulness of the comparative data may be limited as the other firms may have a different business mix and their profitability data may be affected by numerous other factors such as the types of funds managed, the cost allocation methodology used, and their capital structure. Nevertheless, the Board noted that Nuveen’s adjusted operating margins appeared comparable to the adjusted margins of the peers.

42	NUVEEN

Further, the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). To have a fuller picture of the financial condition and strength of the TIAA complex, together with Nuveen, the Board reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2016 and 2015 calendar years.

In addition to the Adviser’s profitability, the Independent Board Members also considered the profitability of the Sub-Adviser from its relationship with the Nuveen funds. The Independent Board Members reviewed the Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2016. The Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar year ending December 31, 2016.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser for its services to the Fund as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates received or were expected to receive that were directly attributable to the management of the Fund. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Fund.

Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.

D.	Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

When evaluating the level of the advisory fees, the Independent Board Members considered whether there will be any economies of scale that may be realized by the Fund Adviser as the Fund grows and the extent to which these economies were shared with the Fund and shareholders. The Board recognized that economies of scale are difficult to measure with precision; however, the Board considered that there were several ways the Fund Adviser may share the benefits of economies of scale with the Nuveen funds, including through breakpoints in the management fee schedule reducing the fee rates as asset levels grow, fee waivers and/or expense limitation agreements and the Adviser’s investment in its business which can enhance the services provided to the Nuveen funds. With respect to the fee structure, the Independent Board Members have recognized that economies of scale may be realized when a particular fund grows, but also when the total size of the fund complex grows (even if the assets of a particular fund in the complex have not changed or have decreased). Accordingly, subject to certain exceptions, the funds in the Nuveen complex pay a management fee to the Adviser which is generally comprised of a fund-level component and complex-level component, each of which has a breakpoint schedule. Subject to certain exceptions, the fund-level fee component declines as the assets of the particular fund grow and the complex-level fee component declines when eligible assets of all the Nuveen funds (except for Nuveen ETFs which are subject to a unitary fee) in the Nuveen complex combined grow. In addition, with respect to closed-end funds, the Independent Board Members noted that, although such funds may from time-to-time make additional share offerings, the growth of their assets would occur primarily through the appreciation of such funds’ investment portfolios.

The Independent Board Members reviewed the breakpoint and complex-wide schedules and any savings achieved from fee reductions as a result of the fund-level and complex-level breakpoints for the 2016 calendar year.

In addition, the Independent Board Members recognized the Adviser’s ongoing investment in its business to expand or enhance the services provided to the benefit of all of the Nuveen funds.

Based on their review, the Board concluded that the current fee structure was acceptable and reflected economies of scale to be shared with shareholders when assets under management increase.

E.	Indirect Benefits

The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds, including compensation paid to affiliates of a Fund Adviser for services rendered to the funds and research services received by a Fund Adviser from broker-dealers that execute fund trades. The Independent Board Members noted that affiliates of the Adviser may receive compensation for

NUVEEN	43

Annual Investment Management Agreement Approval Process (continued)

serving as a co-manager for initial public offerings of new Nuveen closed-end funds and as underwriter on shelf offerings for certain existing funds. The Independent Board Members considered the compensation paid for such services in 2016.

In addition to the above, the Independent Board Members considered that the Fund’s portfolio transactions are allocated by the Sub-Adviser (and Intech) and the Sub-Adviser may benefit from research received from broker-dealers that execute Fund portfolio transactions. The Board noted, however, that with respect to transactions in fixed income securities, such securities generally trade on a principal basis and do not generate soft dollar credits. Although the Board recognized the Sub-Adviser may benefit from a soft dollar arrangement if it does not have to pay for this research out of its own assets, the Board also recognized that the research may benefit the Fund to the extent it enhances the ability of the Sub-Adviser to manage the Fund.

Based on their review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

F.	Other Considerations

The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to the Fund and that the Advisory Agreements be renewed.

PART II

At the February Meeting, the Board, including the Independent Board Members, unanimously approved a new sub-advisory agreement with Intech (the “Sub-Advisory Agreement” for purposes of this Part II) and recommended that shareholders approve such agreement. The discussion of the Board’s approval of the Sub-Advisory Agreement with Intech is set forth below.

The Board is responsible for determining whether to approve the Fund’s advisory arrangements, including sub-advisory arrangements. At a meeting held on May 24-26, 2016 (the “May 2016 Meeting”), the Board, including the Independent Board Members, approved the continuance of the then-existing sub-advisory agreement with Intech (the “Original Sub-Advisory Agreement”). Following the May 2016 Meeting, the Board was apprised of the planned Transaction and that if the Transaction was consummated, it may be deemed to cause an “assignment,” resulting in the automatic termination of the Original Sub-Advisory Agreement in accordance with its terms and the requirements of the Investment Company Act of 1940. In light of the proposed Transaction, the Board was asked to consider the Sub-Advisory Agreement at its February Meeting.

The Board recognized that in connection with its annual review at the May 2016 Meeting, the Board had received materials addressing a variety of topics including, among other things, the services provided by Intech and the investment team responsible for such services; the performance of the Fund and, specifically, of the portion of the Fund that is managed by Intech (the “Intech Sleeve”); the Fund’s advisory and sub-advisory fees, including information regarding the fees rates that Intech charges to other clients; the profitability of Intech for its advisory activities with the Fund; the potential for economies of scale, if any; and any indirect benefits to Intech from its relationship with the Fund. Because the Board determined that the differences between the Original Sub-Advisory Agreement and the Sub-Advisory Agreement were immaterial, the Board determined that much of its prior analysis of the Original Sub-Advisory Agreement was equally applicable to its analysis of the Sub-Advisory Agreement. Prior to the February Meeting, the Board received, among other things: (i) updated information regarding the performance of the Fund and the Intech Sleeve; (ii) updated information regarding the fee rates that Intech charges to other clients and its profitability for its advisory activities with the Fund; and (iii) information regarding the Transaction, including, among other things, a discussion of its anticipated impact, if any, on the services Intech provides to the Fund, the key personnel providing such services and the sub-advisory fees paid to Intech.

In connection with their review of the Sub-Advisory Agreement, the Independent Board Members were assisted by independent legal counsel. During the February Meeting, the Independent Board Members met separately with independent legal counsel without management present and previously had received a memorandum from such counsel outlining their fiduciary duties and legal standards in reviewing advisory agreements. The Independent Board Members’ review of the Sub-Advisory Agreement reflected, in addition to the information specifically furnished regarding such agreement, an ongoing process that incorporated

44	NUVEEN

their accumulated knowledge and experience gained from overseeing the Fund and from the information provided by management throughout the year including, as noted, the information provided at the annual review of the Original Sub-Advisory Agreement at the May 2016 Meeting. It is with this background that the Independent Board Members considered the Sub-Advisory Agreement. In deciding to approve the Sub-Advisory Agreement, the Independent Board Members did not identify a particular factor as controlling, but rather the decision reflected the comprehensive consideration of all the information presented. Each Board Member may have accorded different weight to various factors in reaching his or her conclusions about the Sub-Advisory Agreement. The following summarizes the principal factors, but not all the factors, the Board considered in its review of the Sub-Advisory Agreement and its conclusions.

A.	Nature, Extent and Quality of Services.

In reviewing the Sub-Advisory Agreement, the Board considered the nature, extent and quality of services to be provided under the Sub-Advisory Agreement. The Independent Board Members recognized that Intech primarily provides portfolio advisory services and noted that the quality of services that Intech provides to the Fund was not expected to be materially impacted by the Transaction and that Intech was expected to retain the same investment processes, compliance program, key personnel and support systems. Further, no changes were expected to be made as a result of the Transaction to the Fund’s portfolio management team or to the method used to determine compensation for the portfolio managers on such team. At the May 2016 Meeting, the Independent Board Members found that, overall, the nature, extent and quality of services provided under the Original Sub-Advisory Agreement were satisfactory and noted that the Adviser had recommended the renewal of the Original Sub-Advisory Agreement. Based on its review, along with its considerations at the annual review and the Adviser’s recommendation that the Sub-Advisory Agreement be approved, the Board concluded that the Transaction was not expected to adversely affect the nature, extent and quality of services provided and that the services to be continued under the Sub-Advisory Agreement were expected to be satisfactory.

B.	Investment Performance.

In their review of the Sub-Advisory Agreement, the Independent Board Members considered the performance history of the Fund and the Intech Sleeve over various time periods. In reviewing performance, the Board recognized, among other things, that performance data reflects a snapshot in time as of a particular period and that a different performance period could generate significantly different results. During their review of the Original Sub-Advisory Agreement at the May 2016 Meeting, the Independent Board Members reviewed, among other things, the Fund’s investment performance both on an absolute basis and in comparison to peer funds and to a recognized benchmark for the quarter, one-, three- and five-year periods ending December 31, 2015, as well as performance information reflecting the first quarter of 2016. Additionally, at the May 2016 Meeting, the Independent Board Members had reviewed, among other things, the returns of the Intech Sleeve relative to the benchmark of such sleeve for the quarter, one-, three- and five-year periods ending December 31, 2015, as well as performance information reflecting the first quarter of 2016. Based on its review at the May 2016 Meeting, the Board had determined that the Fund’s performance had been satisfactory. In connection with its review of the Sub-Advisory Agreement at the February Meeting, the Board considered updated Fund performance information which reflected, among other things, the Fund’s historic performance over the one-, three- and five-year periods as of December 31, 2016. In this regard, the Board noted that the Fund had ranked in the third quartile for the one-year period, the second quartile for the three-year period and the first quartile for the five-year period. Specifically with respect to the Intech Sleeve, the Independent Board Members noted that such sleeve underperformed its benchmark for the one- and three-year periods ending December 31, 2016, although it nearly matched its benchmark for the five-year period ending December 31, 2016. The Board noted that detractors from the Intech Sleeve’s performance for 2016 included, among other things, an underweight to pro-cyclical sectors, including financials, and an overweight to defensive sectors, although exposure to smaller capitalization stocks was a contributor to performance in 2016 which partially offset the detractors. Further, the Board recognized that the Intech Sleeve had outperformed its benchmark on an annualized rolling three-year performance basis 95% of the time (gross of fees) since inception and also outperformed its benchmark for three of the past five calendar years. The Independent Board Members noted that the Fund’s portfolio management team was not expected to change as a result of the Transaction. In light of the foregoing, along with the prior findings regarding performance at the annual review, the Board determined that the Fund’s performance (including the Intech Sleeve) continued to be satisfactory and supported approval of the Sub-Advisory Agreement.

NUVEEN	45

Annual Investment Management Agreement Approval Process (continued)

C.	Sub-Advisory Fees and Profitability.

The Board considered the sub-advisory fee rate to be paid by the Adviser under the Sub-Advisory Agreement, noting that the fee rate would be the same as the fee rate paid by the Adviser under the Original Sub-Advisory Agreement. At the May 2016 Meeting, the Independent Board Members had considered the fee rates that Intech charges to other clients (“Other Client Information”) and noted that the fee rate paid to Intech for its sub-advisory services was reasonable in relation to the fee rates charged to other clients. The Independent Board Members had also noted that as Intech was not affiliated with the Adviser, the fees paid to Intech were the result of arm’s-length negotiations. At the February Meeting, the Independent Board Members were provided with updated Other Client Information. The Board concluded that the sub-advisory fee rate continued to be reasonable in light of the nature, extent and quality of services expected to be provided by Intech under the Sub-Advisory Agreement.

With respect to profitability, at the May 2016 Meeting, the Independent Board Members considered Intech’s revenues, expenses and profitability margins (pre-tax and after-tax) for its advisory activities with the Fund (“Margin Information”) for the 2014 and 2015 calendar years and concluded that Intech’s level of profitability was reasonable in light of the services provided. At the February Meeting, the Independent Board Members were provided with Margin Information reflecting the 2016 calendar year and concluded that Intech’s profitability from its relationship with the Fund continued to be reasonable in light of the services provided.

D.	Economies of Scale.

The Independent Board Members acknowledged that Intech had not identified any anticipated economies of scale from the Transaction that were expected to have a material impact on the Fund. The Independent Board Members recognized, however, that Intech’s sub-advisory fee (which, as stated above, is paid by the Adviser) is based on a schedule that includes breakpoints.

E.	Indirect Benefits.

The Independent Board Members considered any indirect benefits Intech may receive as a result of its relationship with the Fund. In this regard, the Board recognized that Intech has not participated in soft dollar arrangements with respect to portfolio transactions for the Nuveen funds.

F.	Conclusion.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Board Members, determined that the terms of the Sub-Advisory Agreement were fair and reasonable and that the approval of the agreement is in the best interests of the Fund.

46	NUVEEN

Notes

NUVEEN	47

Nuveen:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment management arm of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen
may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen,
333 W. Wacker Dr., Chicago, IL 60606. Please read the
prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Securities offered through Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

ESA-I-0617D        243958-INV-B-08/18

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2 (b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Core Equity Alpha Fund

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Vice President and Secretary

Date: September 7, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Cedric H. Antosiewicz
Cedric H. Antosiewicz
Chief Administrative Officer
(principal executive officer)

Date: September 7, 2017

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: September 7, 2017